Exhibit 10.17

WGI SUB, LLC

17103 PRESTON ROAD, SUITE 200

DALLAS, TEXAS 75248

May 5, 2009

Global Geophysical Services, Inc.

3535 Briarpark Drive, Suite 200

Houston, Texas 77042

Re:                             Subordinated Promissory Note dated as of December 10, 2008 (as amended, supplemented or otherwise modified, the “Note”), by and among GLOBAL GEOPHYSICAL SERVICES, INC., a Delaware corporation (“Maker”), and WGI SUB, LLC, a Texas limited liability company (“Payee”)

Gentlemen:

Reference is made to the Note.  Terms that are defined in the Note and not otherwise defined herein are used herein with the meanings given them in the Note.

Maker has requested that Payee extend the required payments of principal and accrued interest that are due and payable on June 5, 2009.  Accordingly, Maker and Payee hereby agree that the payment in respect of the Notes due and payable on June 5, 2009 is hereby extended to June 15, 2009.

In order to induce Payee to enter into this Letter, Maker represents and warrants to Payee that as of the date of this Letter, no Blockage Default or Senior Indebtedness Acceleration has occurred and is continuing and no Standstill Period is in effect.

The Note is hereby ratified and confirmed in all respects.  Except as expressly set forth above, the execution, delivery and effectiveness of this Letter shall not operate as a waiver of any right, power or remedy of Maker or Payee under the Note, nor constitute a waiver of any provision of the Note.

THIS LETTER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

This Letter may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

Please execute a counterpart of this Letter in the place provided below to evidence your agreement to the foregoing and your continuing ratification of the Note in consideration hereof, whereupon this Letter shall become effective as of the date first written above.

Yours truly,

WGI SUB, LLC

By:
Name:
Title:

Accepted and agreed to as of the date first written above:

GLOBAL GEOPHYSICAL SERVICES, INC.

By:
Name: P. Matthew Verghese
Title: Senior Vice President & Chief Financial Officer